EXHIBIT B


                SUPPLEMENT DATED JULY 31, 1997 TO
                 PROSPECTUS DATED MAY 1, 1997 FOR
                 THE ALLEGIANCE VARIABLE ANNUITY
                            ISSUED BY
     THE ALEXANDER HAMILTON VARIABLE ANNUITY SEPARATE ACCOUNT
                               AND
       ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

     This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to the prospectus and retain it with the prospectus for future reference. You may obtain an additional copy of the prospectus, free of charge, by writing or calling Alexander Hamilton Life Insurance Company ("Alexander Hamilton") at the address or telephone number set out below.

     The purpose of this supplement is to notify you of a proposal to substitute (1) shares of the Oppenheimer Bond Fund for shares of the Investment Grade Bond Fund of Alexander Hamilton Variable Insurance Trust (the "Trust"); (2) shares of the Oppenheimer Bond Fund for shares of the High Yield Bond Fund of the Trust; (3) shares of the Balanced Portfolio of Chubb America Fund, Inc. ("CAF") for shares of the Balanced Fund of the Trust; (4) shares of the Growth and Income Portfolio of CAF for shares of the Growth & Income Fund of the Trust; (5) shares of the Capital Growth Portfolio of CAF for shares of the Growth Fund of the Trust; (6) shares of the Emerging Growth Portfolio of CAF for shares of the Emerging Growth Fund of the Trust; (7) shares of the World Growth Stock Portfolio of CAF for shares of the International Equity Fund of the Trust; and (8) shares of the Money Market Portfolio of CAF for shares of the Federated Prime Money Fund II (together, the "Substitutions").

     On July 22, 1997, Alexander Hamilton filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitutions. Upon obtaining the order from the Commission approving the Substitutions, and subject to any prior approval by applicable insurance authorities, Alexander Hamilton and the Alexander Hamilton Variable Annuity Separate Account propose to effect the Substitutions as soon as is practicable.

     Alexander Hamilton has proposed the Substitutions to provide appropriate solutions to the insufficient size of the Trust which makes it difficult to achieve consistent investment performance and to reduce operating expenses.

     Owners will receive a Notice within five (5) days after the Substitutions that the Substitutions have taken place. For a period of thirty-one (31) days from the mailing of the Notice, Owners may transfer all assets, as substituted, to any other available sub-account without limitation or charge and without any such transfer counting as one of the limited number of transfers permitted in a contract year free of charge. After such thirty-one (31) day period, any transfers will be subject to the restrictions described in the prospectus.

            Alexander Hamilton Life Insurance Company
                     100 North Greene Street
                 Greensboro, North Carolina 27401
                           800-289-1776